Exhibit 4.1

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
	INCORPORATED UNDER THE LAWS OF BERMUDA	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 000000 00 0

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES CLASS A, $0.01 PAR VALUE, OF

ONEBEACON INSURANCE GROUP, LTD.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

/s/ Thomas L. Forsyth	/s/ T. Michael Miller
SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UTMA – Custodian
TEN COM	–	as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors
TEN ENT	–	as tenants by entireties
Act
JT YEN	–	as joint tenants with right of survivorship	(State)
and not as tenants in common
Additional abbreviations may also be used though not in above list.

For value received                        hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                   Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                         Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER, WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”). THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.